UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Life360, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42120	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310 San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(415) 484-5244
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote to Security Holders;
On May 27, 2025, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were the holders of 56,988,330 shares of common stock of the Company, representing approximately 74.57% of the 76,421,100 shares of common stock outstanding as of the close of business on April 4, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 16, 2025 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results.
Proposal 1 – Election of Directors
The stockholders elected the following three Class III directors to hold office until the Company’s 2028 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast*
Chris Hulls	52,332,314	1,836,228	-	22,252,558
Charles “CJ” Prober	51,183,007	2,985,535	-	22,252,558
John Philip Coghlan	45,338,355	8,830,187	-	22,252,558

Proposal 2 – Advisory vote on Executive Compensation
The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
41,236,753	12,822,948	108,841	-	22,252,558

Proposal 3 – Ratification of the Independent Registered Public Accounting Firm
The stockholders approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast*
56,818,311	26,850	143,169	-	19,432,770

______________
* Includes shares underlying votes that were not cast or that were disregarded, including pursuant to ASX Listing Rule 14.11.1, as further described in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated:	May 29, 2025	By:	/s/ Russell Burke
Russell Burke

Chief Financial Officer